PNC LONG-SHORT TEDI FUND LLC

Supplement dated March 5, 2010

to the Prospectuses dated August 3, 2009

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

The	following information is added to page 44 at the end of the “Compensation” section:

Effective February 18, 2010, each Director of the PNC Alternative Investment Funds1 receives an annual fee of $25,000 plus $1,500 for each regular Board meeting attended, and such amounts, up to a maximum of $1,500, as may be determined by the Board for each telephonic and special in-person Board meeting attended, respectively. In addition, each Director is reimbursed for all out-of-pocket expenses incurred as a Director. The Co-Chairmen of the Board each receive an additional fee of $9,000 per year and the Chairman of the Audit Committee receives an additional fee of $2,000 per year for their services in these capacities.

[1]

The PNC Alternative Investment Funds consist of the Fund, Master Fund, PNC Long-Short Fund LLC, PNC Absolute Return Fund LLC, PNC Absolute Return TEDI Fund LLC, PNC Absolute Return Master Fund LLC, PNC Alternative Strategies Fund LLC, PNC Alternative Strategies TEDI Fund LLC and PNC Alternative Strategies Master Fund LLC.